SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Report: (Date of earliest event reported):
                                 April 28, 2005


                            MARVEL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    001-13638                13-3711775

----------------------------- -------------------------- -----------------------
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
    of incorporation or                                    Identification No.)
       organization)

10 East 40th Street, New York, New York                                    10016
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip code)

                                 (212) 576-4000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02.     Results of Operations and Financial Condition.

(a) On April 28, 2005, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for its first fiscal quarter ended March 31, 2005.

(b) On April 28, 2005, the Registrant hosted a conference call on the subject of its financial results for its first fiscal quarter ended March 31, 2005, and made the call available to listeners by webcast. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURTIES LITIGATION REFORM ACT OF 1995

        The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The factors discussed herein concerning the Registrant's business and operations could cause actual results to differ materially from those contained in forward-looking statements made in this Current Report on Form 8-K (and its exhibits). When used in this Current Report on Form 8-K (and its exhibits), the words "intend", "estimate", "believe", "expect", and similar expressions are intended to identify forward-looking statements. In addition, the following factors, among others, could cause the Registrant's financial performance to differ materially from that expressed in any forward-looking statements made by the Registrant: (i) a decrease in the level of media exposure or popularity of the Registrant's characters, (ii) financial difficulties of the Registrant's major licensees,
(iii) delays and cancellations of movies and television productions based on the Registrant's characters, (iv) poor performance of major movies based on the Registrant's characters, (v) toy-production delays or shortfalls, continued concentration of toy retailers, and toy inventory risk and (vi) significant appreciation of the Chinese currency against other currencies and the imposition of quotas or tariffs on products manufactured in China. In addition, in connection with the proposed film slate described below, the following factors, among others, could cause the Registrant's or the film slate's financial performance to differ materially from that expressed in any forward-looking statements made by the Registrant: whether the film slate will close, Marvel's ability to attract and retain creative talent, the popularity of Marvel's films, the expense associated with producing the films, union activity which could interrupt film production, that Marvel has in the past, worked along side film studios on its film projects, changes or disruptions in the way films are distributed, a limited number of releases, piracy of films and related products, fluctuations in reported income or loss related to the accounting of film production activities, and Marvel's dependence on a single distributor to distribute films included in the film slate. For further discussion of the factors described above, please see the section entitled "Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995" in our 2004 10-K and our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 28, 2005. These forward-looking statements speak only as of the date of this report. The Registrant does not intend to update or revise any forward-looking statements to reflect events or circumstances after the date of this report, including changes in business strategy or planned capital expenditures, or to reflect the occurrence of unanticipated events.



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Item 9.01  Financial Statements and Exhibits.

(c)           Exhibits

              Exhibit No.      Description
              -----------      -----------

              99.1             Press release of the  Registrant  dated April 28,
                               2005.

              99.2 Transcript of conference call hosted by the Registrant on April 28, 2005.

                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MARVEL ENTERPRISES, INC.


                                            By: /s/ John Turitzin
                                                --------------------------------
                                            Name:  John Turitzin
                                            Title: Executive Vice President
                                                   and General Counsel


Date: May 4, 2005



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                                  EXHIBIT INDEX


              Exhibit No.      Description
              -----------      -----------

              99.1             Press release of the  Registrant  dated April 28,
                               2005.

              99.2 Transcript of conference call hosted by the Registrant on April 28, 2005.